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                                                                    EXHIBIT 10.2

                               FIRST AMENDMENT TO
                           REVOLVING CREDIT AGREEMENT

            THIS FIRST AMENDMENT TO REVOLVING CREDIT AGREEMENT (this "Amendment") dated effective June 13, 2005, is entered into by and among NORTHERN BORDER PARTNERS, L.P., a Delaware limited partnership (the "Borrower"), the several banks and other financial institutions and lenders from time to time party hereto (the "Lenders"), SUNTRUST BANK, in its capacity as administrative agent for the Lenders (the "Administrative Agent"), as issuing bank (the "Issuing Bank") and as swingline lender (the "Swingline Lender"), WACHOVIA BANK, NATIONAL ASSOCIATION, as syndication agent (the "Syndication Agent") and HARRIS NESBIT FINANCING, INC., BARCLAYS BANK PLC, and CITIBANK, N.A., as co-documentation agents (the "Co-documentation Agents"). All capitalized terms used in this Amendment and not otherwise defined herein have the meanings ascribed to such terms in the Credit Agreement (as defined below).

                              PRELIMINARY STATEMENT

            The Borrower, the Administrative Agent, the Issuing Bank, the Swingline Lender, the Syndication Agent, the Co-Documentation Agents, and the Lenders are parties to that certain Revolving Credit Agreement dated as of May 16, 2005 (the "Credit Agreement"), under the terms of which such Lenders have committed to make Revolving Loans and issue Letters of Credit in an aggregate amount not to exceed $500,000,000.

            The Borrower has requested that the Lenders amend the Credit Agreement as set forth herein. The Lenders are agreeable to such request, upon the conditions set forth herein.

            NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged by the parties hereto, the Borrower, the Guarantor, the Administrative Agent, the Issuing Bank, the Swingline Lender, the Syndication Agent, the Co-Documentation Agents and the Lenders hereby agree as follows:

            Section 1. Amendments to Credit Agreement.

            (a) Sub-Section 7.1(h) of the Credit Agreement is hereby deleted in its entirety, and replaced as follows:

            "(h) the guaranty by Intermediate Partnership of the Borrower's Indebtedness;"

            Section 2. No Obligation. Notwithstanding this Amendment, the Lenders shall have no further obligation to extend, renew or modify the Credit Agreement as amended by this Amendment and no further obligation of any kind in excess of those expressly set forth herein shall be inferred from this Amendment.

            Section 3. Ratification. The Borrower and the Guarantor hereby ratify each of their respective obligations under the Credit Agreement, the Guaranty and the Loan

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Documents to which they are a party, and agree and acknowledge that the Credit
Agreement, the Guaranty and each of the Loan Documents shall continue in full force and effect as amended and modified by this Amendment. Nothing in this Amendment extinguishes, novates or releases any right, claim, lien, security interest or entitlement of any of the Lenders created by or contained in any of such documents nor is the Borrower or the Guarantor released from any covenant, warranty or obligation created by or contained therein except as expressly provided herein. The Guarantor has reviewed this Amendment and, as deemed necessary by the Guarantor, received legal advice regarding its content. The Guarantor consents to the execution of this Amendment by the Borrower. The Guarantor is executing this Amendment below to agree and confirm that its obligations under the Guaranty Agreement remains in full force and effect unaffected by this Amendment. The Guarantor understands and agrees that it remains fully primarily liable for the "Guaranteed Obligations" (as defined in the Guaranty).

            Section 4. Representations True; No Default. The Borrower and the Guarantor represent and warrant to the Administrative Agent and the Lenders that:

            (a) this Amendment has been duly authorized, executed and delivered on behalf of the Borrower. The Credit Agreement as amended hereby and the Notes, together with each other Loan Document to which the Borrower is a party, constitute valid and legally binding agreements of the Borrower enforceable in accordance with their terms;

            (b) the execution, delivery and performance by the Borrower of this Amendment (i) does not require any consent or approval of, registration or filing with, or any action by, any Governmental Authority, except those as have been obtained or made and are in full force and effect, (ii) will not violate any Requirements of Law applicable to the Borrower or any of its Subsidiaries or any judgment, order or ruling of any Governmental Authority, (iii) will not violate or result in a default under any indenture, agreement or other instrument binding on the Borrower or any of its Subsidiaries or any of its assets or give rise to a right thereunder to require any payment to be made by the Borrower or any of its Subsidiaries, in each case other than violations, defaults or rights which could not reasonably expected to result in a Material Adverse Effect, and (iv) will not result in the creation or imposition of any Lien on any asset of the Borrower or any of its Subsidiaries, except Liens (if any) created under the Loan Documents.

            (c) the representations and warranties of the Borrower contained in
Article IV of the Credit Agreement are true and correct in all material respects on and as of the date hereof as though made on and as of the date hereof, except to the extent such representations and warranties relate solely to an earlier date; and

            (d) after giving effect to this Amendment, there has not occurred and is continuing an Event of Default or any event which with notice or lapse of time would become an Event of Default.

            Section 5. Effectiveness. This Amendment shall become effective when, and only when, the Borrower, the Guarantor and the Required Lenders shall have executed a counterpart of this Amendment and the Administrative Agent shall have received delivery of same. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders

                                      -2-
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under the Credit Agreement, nor constitute a waiver of any provision of the
Credit Agreement. This Amendment shall constitute a Loan Document for all purposes of the Credit Agreement.

            Section 6. Expenses. The Borrower agrees to pay on demand all costs and expenses, if any (including, without limitation, reasonable counsel fees and expenses), in connection with the negotiation, preparation and enforcement (whether through negotiations, legal proceedings or otherwise) of this Amendment, including, without limitation, reasonable counsel fees and expenses in connection with the enforcement of rights under this Section.

            Section 7. Miscellaneous Provisions.

            (a) From and after the execution and delivery of this Amendment, the Credit Agreement shall be deemed to be amended and modified as herein provided, but except as so amended and modified the Credit Agreement, the Notes and all other Loan Documents shall continue in full force and effect.

            (b) The Credit Agreement and this Amendment shall be read and construed as one and the same instrument.

            (c) Any reference in any Loan Document to the Credit Agreement shall be a reference to the Credit Agreement as amended by this Amendment.

            (d) This Amendment shall be construed in accordance with and governed by the laws of the State of New York and of the United States of America.

            (e) This Amendment may be signed in any number of counterparts and by different parties in separate counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. Delivery of an executed counterpart of this Amendment by facsimile transmission or by electronic mail in pdf form shall be as effective as delivery of a manually executed counterpart hereof.

            (f) The headings herein shall be accorded no significance in interpreting this Amendment.

            Section 8. Binding Effect. The Amendment shall be binding upon and inure to the benefit of the Borrower, the Administrative Agent, the Issuing Bank, the Swingline Lender, the Co-Documentation Agents and the Lenders and the successors and assigns of such parties. The Borrower shall not have the right to assign its rights hereunder or any interest herein.

            Section 9. Final Agreement of the Parties. This Amendment, the Notes, the Credit Agreement and the other Loan Documents represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties.

                            [SIGNATURE PAGES FOLLOW]

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      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                                                  NORTHERN BORDER PARTNERS, L.P.

                                                  By: /s/ Jerry L. Peters
                                                      --------------------------
                                                  Name: Jerry L. Peters
                                                  Title: Chief Financial and
                                                         Accounting Officer

                                                  SUNTRUST BANK
                                                  AS ADMINISTRATIVE AGENT, AS
                                                  ISSUING BANK, AS SWINGLINE
                                                  LENDER AND AS A LENDER

                                                  By /s/ David Edge
                                                     ---------------------------
                                                     Name: David Edge
                                                     Title: Managing Director

     [Signature Page to the First Amendment to Revolving Credit Agreement]

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                                            WACHOVIA BANK, NATIONAL ASSOCIATION
                                            AS SYNDICATION AGENT AND AS A LENDER

                                            By /s/ Shannan Townsend
                                               ---------------------------------
                                               Name: Shannan Townsend
                                               Title: Director

     [Signature Page to the First Amendment to Revolving Credit Agreement]

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                                            HARRIS NESBITT FINANCING, INC., as a
                                            Lender

                                            By: /s/ Cahal B. Carmody
                                                --------------------------------
                                                Name: Cahal B. Carmody
                                                Title: Vice President

     [Signature Page to the First Amendment to Revolving Credit Agreement]

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                                            BARCLAYS BANK PLC, as a Lender

                                            By: /s/ Nicholas Bell
                                                --------------------------------
                                                Name: Nicholas Bell
                                                Title: Director

     [Signature Page to the First Amendment to Revolving Credit Agreement]

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                                        CITIBANK, N.A., as a Lender

                                        By: /s/ Amy K. Pincu
                                            ------------------------------------
                                        Name: Amy K. Pincu
                                        Title: Attorney-in-fact

     [Signature Page to the First Amendment to Revolving Credit Agreement]

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                                        UBS LOAN FINANCE LLC, as a Lender

                                        By: /s/ Wilfred V. Saint
                                            ------------------------------------
                                            Name: Wilfred V. Saint
                                            Title:  Director Banking
                                                    Products Services, US

                                        By: /s/ Joselin Fernandes
                                            ------------------------------------
                                            Name: Joselin Fernandes
                                            Title: Associate Director
                                                   Banking Products Services, US

      [Signature Page to the First Amendment to Revolving Credit Agreement]

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                                        ROYAL BANK OF CANADA, as a Lender

                                        By: /s/ David A. McCluskey
                                            ------------------------------------
                                            Name: David A. McCluskey
                                            Title: Authorized Signatory

      [Signature Page to the First Amendment to Revolving Credit Agreement]

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                                        THE ROYAL BANK OF SCOTLAND PLC, as a
                                        Lender

                                        By: /s/ Keith Johnson
                                            ------------------------------------
                                            Name: Keith Johnson
                                            Title: Senior Vice President

      [Signature Page to the First Amendment to Revolving Credit Agreement]

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                                        BANK OF AMERICA, as a Lender

                                        By: /s/ Jeffery H. Rathkamp
                                            ------------------------------------
                                            Name: Jeffery H. Rathkamp
                                            Title: Director

     [Signature Page to the First Amendment to Revolving Credit Agreement]

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                                        BAYERISCHE HYPO-UND VEREINSBANK, AG,
                                        NEW YORK BRANCH, as a Lender

                                        By: /s/ Yoram Dankner
                                            ------------------------------------
                                            Name: Yoram Dankner
                                            Title: Managing Director

                                        By: /s/ Shannon Batchman
                                            ------------------------------------
                                            Name: Shannon Batchman
                                            Title: Director

      [Signature Page to the First Amendment to Revolving Credit Agreement]

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                                        COMERICA BANK, as a Lender

                                        By: /s/ Peter L Sefzik
                                            ------------------------------------
                                            Name: Peter L. Sefzik
                                            Title: Vice President

      [Signature Page to the First Amendment to Revolving Credit Agreement]

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                                        MIZUHO CORPORATE BANK, LTD., as a Lender

                                        By: ____________________________________
                                            Name:
                                            Title:

      [Signature Page to the First Amendment to Revolving Credit Agreement]

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                                        U.S. BANK NATIONAL ASSOCIATION, as a
                                        Lender

                                        By: /s/ Mark E. Thompson
                                            ------------------------------------
                                            Name: Mark E. Thompson
                                            Title: Vice President

      [Signature Page to the First Amendment to Revolving Credit Agreement]

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                                        WELLS FARGO BANK, N.A., as a Lender

                                        By: /s/ Tim Green
                                            ------------------------------------
                                            Name:  Tim Green
                                            Title: Portfolio Manager

      [Signature Page to the First Amendment to Revolving Credit Agreement]

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Acknowledged and Agreed,
this 13th day of June, 2005

NORTHERN BORDER INTERMEDIATE LIMITED PARTNERSHIP

By: /s/ Jerry L. Peters
    ---------------------------------------------
    Name: Jerry L. Peters
    Title: Chief Financial and Accounting Officer

      [Signature Page to the First Amendment to Revolving Credit Agreement]